UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2015

BUSCAR COMPANY
(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

333-174872	27-3191889
(Commission File No.)	(IRS Employer Identification No.)

111 Ahmadi Crescent, Bedford Nova Scotia Canada

(Address of principal executive offices) (zip code)

(902) 802-8847

(Registrant’s telephone number, including area code)

Buscar Oil, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.02 Unregistered Issuance of Equity Securities

On June 8, 2015, Troy Grant was issued 65,000,000 shares of restricted Common Stock in exchange for accrued salaries, bonus and expenses of $300,000. As previously stated in the Company’s 10-Qs and 10-Ks on August 1, 2014 the Company entered into an Executive Employment Agreement with Mr. Troy Grant. Whereby, the Company shall pay Mr. Grant a base salary of $22,000 per month, plus applicable bonuses as are awarded by the Board of Directors from time to time based on performance, which may either be paid in stock or cash at the discretion of the Board. No shares have been issued to Mr. Grant prior to June 9, 2015 with regard to deferred salary and bonus.

2

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Buscar Company

Dated: June 9, 2015	By:	/s/ Troy Grant
	Name:	Troy Grant
	Title:	CEO